EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of July 9, 2003 by and between Daniel J. Malcolm (the “Seller”), and Daou Systems, Inc., a Delaware corporation (the “Company”).

Background

The Company and the Seller entered into a certain Restricted Stock Purchase Agreement, dated November 6, 2001 (the “Restricted Stock Agreement”), whereby the Seller purchased 150,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”).

In connection with such Restricted Stock Agreement, the Company agreed to loan to the Seller $78,000 pursuant to a certain Secured Promissory Note, dated November 6, 2001 (the “Promissory Note”), and a certain Stock Pledge Agreement, dated November 6, 2001 (the “Pledge Agreement”), to secure the Seller’s obligations under the Promissory Note, and further entered into a certain Registration Rights Agreement, dated November 6, 2001 (the “Registration Rights Agreement”).

Now the Seller desires to sell the Shares to the Company, and the Company desires to repurchase the Shares from the Seller, on the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1. Sale and Purchase of the Shares. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2) the Seller will sell, assign, deliver and transfer to the Company, and the Company will purchase and acquire from the Seller, all right, title and interest in and to the Shares for an aggregate purchase price (the “Purchase Price”) consisting of the sum of:

(a) 54,167 shares multiplied by $0.52 per share; and

(b) 95,833 shares multiplied by a per share price equal to the average closing price of shares of the Company’s common stock traded on the OTC-BB for the 10 trading days immediately preceding the Closing.

2. Closing. The closing of the sale and purchase of the Shares (the “Closing”) will be held at the Company’s offices at 412 Creamery Way, Suite 300, Exton, PA 19341 and shall be on a date determined by the Company promptly after satisfaction of the conditions to closing set forth herein, unless a later date is mutually agreed to by the parties.

3. Surrender of Certificate(s). In accordance with the release of the Pledge Agreement pursuant to Section 9.1 herein, at Closing, the Company shall retain the stock certificates representing the Shares, together with a fully-executed stock power providing for the transfer of the Shares to the Company. Seller acknowledges and agrees that upon Closing, the Company shall effect on its books the transfer of the Shares to the Company.

4. Payment of Purchase Price.

(a) At Closing, the Company shall pay to the Seller the Purchase Price, less any amounts owed by the Seller under the Promissory Note as of the date of Closing. The Company shall remit the payment required herein to the Seller by electronic funds transfer.

(b) The Company and the Seller acknowledge that the Company is also obligated, pursuant to a certain Employment Agreement, dated November 6, 2001, by and between the Company and the Seller, to pay additional compensation to the Seller in his capacity as an employee of the Company, in an amount equal to the interest obligations (net of taxes) of the Seller under the Promissory Note through the date of the Closing.

5. Seller Representations and Warranties. The Seller represents and warrants to the Company as follows:

5.1. The Seller has all requisite power, authority and legal capacity to enter into this Agreement and to perform his obligations hereunder.

5.2. This Agreement, and each other agreement, document, instrument or writing contemplated by this Agreement, when executed and delivered by Seller, shall constitute the valid and binding obligation of Seller enforceable in accordance with its terms.

5.3. The Seller owns, beneficially and of record, all right, title and interest in the Shares, free and clear of any adverse interests, security interests, claims, liens, pledges, encumbrances or other restrictions or limitations of any kind (“Encumbrances”), other than Encumbrances pursuant to any agreements to which the Company is a party, and the delivery by the Seller of the stock certificate evidencing the Shares in the manner set forth in Section 3 hereof will transfer title to such Shares to the Company, free and clear of all Encumbrances.

5.4. No broker or finder has acted for the Seller in connection with his sale of the Shares and no broker or finder is entitled to any broker’s or finder’s fees or other commissions in connection with the transactions contemplated by this Agreement

6. Company’s Representations and Warranties. The Company represents and warrants to the Seller as follows:

6.1. The Company has all requisite power and authority to enter into this Agreement.

6.2. This Agreement, and each other agreement, document, instrument or writing contemplated by this Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligation of the Company enforceable in accordance with its terms.

7. Disclaimer of Other Representations and Warranties. The representations and warranties of the parties specifically set forth in this Agreement are the only representations and warranties being made in connection with this Agreement. Each party hereby disclaims any and all other representations and warranties, whether express or implied.

8. Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing.

9. Release of Pledge; Satisfaction of Note; Termination of Registration Rights Agreement.

9.1. Release of Collateral. Upon Closing, the Company shall release the Seller from his obligations under the Pledge Agreement. Upon Closing, the Company shall retain the stock certificates representing the Pledged Shares and the Pledge Agreement shall thereafter be terminated in its entirety, without any further action by the Company or the Seller, and thereafter such Pledge Agreement shall be of no further force and effect.

9.2. Satisfaction of Note. In consideration for the repurchase of the Shares and as a material inducement for the Seller to enter into this Agreement, upon Closing Seller shall use the proceeds from the Purchase Price to repay the principal and interest obligations accrued through Closing under the Promissory Note and, to the extent necessary, Seller shall pay to the Company any remaining principal and interest after application of such proceeds, or, if applicable, Seller may retain the excess of such proceeds. Upon Closing and payment of all of Seller’s obligations under the Promissory Note pursuant to this Section 9.2, the Promissory Note shall be deemed satisfied and thereafter Seller shall have no further obligations thereunder.

9.3. Registration Rights Agreement. Upon Closing, the Registration Rights Agreement shall be terminated in its entirety, without any further action by the Company or the Seller, and thereafter such Registration Rights Agreement shall be of no further force and effect.

10. Closing.

10.1. Conditions to Closing. It shall be a condition to the Company’s obligations to complete the transactions contemplated by this Agreement that the Company shall receive, on or prior to the date of Closing, satisfactory evidence of consent from Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employees Fund III, L.P. (the “Galen Entities”) to the transactions contemplated by this Agreement.

10.2. Closing Deliveries by the Seller. The Seller shall deliver the following items to the Company at Closing:

(a) this Agreement duly executed by Seller;

(b) a bill of sale (the “Bill of Sale”) in the form attached hereto as Exhibit A duly executed by the Seller;

(c) a general release (the “Mutual General Release”) in the form attached hereto as Exhibit B duly executed by the Seller;

(d) a stock power for the transfer of the Shares to the Company (the “Stock Power”) in the form attached hereto as Exhibit C duly executed by the Seller;

(e) payment of all principal and interest on the Promissory Note through the date of Closing;

(f) a closing acknowledgement and cross-receipt (the “Cross-Receipt”) in the form attached hereto as Exhibit D duly executed by Seller; and

(g) all other agreements, certificates, instruments and documents as may be reasonably requested by the Company in order to fully consummate the transactions contemplated by this Agreement and carry out the purposes and intent of this Agreement.

10.3. Closing Deliveries by the Company. The Company shall deliver the following items to the Seller at Closing:

(a) this Agreement, duly executed by the Company;

(b) the Mutual General Release duly executed by the Company;

(c) payment of the Purchase Price, as set forth in Section 4 herein;

(d) a copy of the Promissory Note, marked “Paid in Full” or, in lieu thereof, if applicable, a lost note affidavit (the “Affidavit”) in the form attached hereto as Exhibit E duly executed by the Company;

(e) the Cross-Receipt duly executed by the Company; and

(f) all other agreements, certificates, instruments and documents as may be reasonably requested by the Company in order to fully consummate the transactions contemplated by this Agreement and carry out the purposes and intent of this Agreement.

11. Indemnification.

(a) The Seller shall indemnify, defend and hold harmless the Company, from and after the date hereof, against any and all actions, causes of action, suits, claims, demands, settlements, judgments, losses, damages, expenses and any other liabilities (including but not limited to, reasonable attorneys’ fees, costs of investigation, interest and penalties), arising out of, relating to, connected with or with respect to any misrepresentation or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement.

(b) The Company shall indemnify, defend and hold harmless the Seller, from and after the date hereof, against any and all actions, causes of action, suits, claims, demands, settlements, judgments, losses, damages, expenses and any other liabilities (including but not limited to, reasonable attorneys’ fees, costs of investigation, interest and penalties), arising out of, relating to, connected with or with respect to any misrepresentation or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement.

12. Expenses. Each party shall bear, except as otherwise set forth in Section 11, its own attorneys’ fees and costs related to this Agreement.

13. Transfer Taxes. The Seller shall be responsible for any and all taxes under applicable state and federal law in connection with the sale of the Shares under this Agreement.

14. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address of its headquarters and to Seller at his address on file with the Company, or at such other address as the Company or Seller may designate by written notice to the other party.

15. Miscellaneous.

15.1. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all contemporaneous oral communications and any and all prior written or oral communications and agreements between the parties concerning the subject matter hereof.

15.2. Amendment and Waiver. No provision of this Agreement may be amended, changed or modified in any manner, orally or otherwise, except by an instrument in writing signed by both parties.

15.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective beneficiaries, heirs, executors, administrators, successors and assigns. Neither party shall in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of the other party.

15.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of any jurisdiction.

15.5. Arbitration. Any dispute or controversy arising under or in connection with this Agreement, or any documents or instruments executed pursuant to its provisions, or the breach thereof, shall be settled by arbitration in accordance with the then current rules of the American Arbitration Association in Chester County, Pennsylvania, and judgment upon the award rendered by the arbitrator or arbitrators shall be final and may be entered in any court having jurisdiction thereof.

15.6. Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary and proper and advisable to consummate and make effective the transactions contemplated by this Agreement.

15.7. Severability. If any term or provision of this Agreement or the application thereof to any party or circumstances shall to any extent, be invalid or unenforceable, then the remainder of this Agreement or the application of such term or provision to such party or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected hereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

15.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15.9. Headings. Headings and captions herein are inserted for convenience, do not constitute a part of this Agreement, and shall not be admissible for the purpose of proving the intent of the parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Seller and the Company have executed this Stock Purchase Agreement as of the date first above written.

/s/ Daniel J. Malcolm
DANIEL J. MALCOLM

DAOU SYSTEMS, INC.

By:	/s/ John A. Roberts
Name: John A. Roberts Title: Acting Chief Financial Officer

EXHIBIT A

BILL OF SALE

BILL OF SALE

BE IT KNOWN TO ALL BY THESE PRESENTS that Daniel J. Malcolm, an individual, (“Seller”), pursuant to that certain Stock Purchase Agreement between Seller and Daou Systems Inc., a Delaware corporation (“Buyer”), dated July 9, 2003 (the “Agreement”), and for good and valuable consideration, the receipt, adequacy, and legal sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign and deliver to Buyer, its successors and assigns, to have and to hold forever, all of Seller’s right, title and interest in and to the shares of common stock of Buyer, par value $0.001, in the manner and to the extent provided in the Agreement. Unless otherwise defined in this Bill of Sale, capitalized terms used in this Bill of Sale shall have the respective meanings ascribed to such terms in the Agreement.

Neither the making nor the acceptance of this Bill of Sale shall restrict, impair, reduce, expand or otherwise modify the terms of the Agreement or constitute a waiver or release by Seller or Buyer of any liabilities, duties or obligations imposed upon any of them by the terms of the Agreement including, without limitation, the representations and warranties and other provisions thereof. The covenants, representations and warranties of Seller and Buyer set forth in the Agreement will be incorporated in and survive the execution and delivery of this Bill of Sale.

This Bill of Sale is binding on Seller, and its successors and assigns, and will inure to the benefit of Buyer, its successors and assigns, and shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict or choice of law rules of Delaware or any other jurisdiction.

Subject to the terms and conditions set forth in the Agreement, Seller agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary and proper and advisable to consummate and make effective the transactions contemplated by this Bill of Sale.

This Bill of Sale cannot be amended without a writing signed by each of Buyer and Seller.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this 9th day of July, 2003.

/s/ Daniel J. Malcolm
Daniel J. Malcolm

EXHIBIT B

MUTUAL GENERAL RELEASE

MUTUAL GENERAL RELEASE

This Mutual General Release is entered into this 9th day of July, 2003 by and between Daniel J. Malcolm (“Mr. Malcolm”) and Daou Systems Inc., (the “Company”).

WHEREAS, the Company and Seller entered into a certain Restricted Stock Purchase Agreement, dated November 6, 2001 (the “Restricted Stock Agreement”), whereby the Seller purchased 150,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”);

WHEREAS, in connection with such Restricted Stock Agreement, the Company agreed to loan to the Seller $78,000 pursuant to a certain Secured Promissory Note, dated November 6, 2001 (the “Promissory Note”), and a certain Stock Pledge Agreement, dated November 6, 2001 (the “Pledge Agreement”), to secure Seller’s obligations under the Promissory Note, and further entered into a certain Registration Rights Agreement, dated November 6, 2001 (the “Registration Rights Agreement”);

WHEREAS, in connection with the Company’s purchase of the Shares pursuant to a Stock Purchase Agreement, dated July 9, 2003, Mr. Malcolm and the Company have agreed to execute this Mutual General Release.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and promises contained herein, the parties, intending to be legally bound, do hereby agree as follows:

(a) General Release. Mr. Malcolm (for himself, his spouse and all dependents, heirs, executors, administrators, legal representatives, assigns, and/or any others who have or may have a claim by or through him) (collectively, “Mr. Malcolm’s Successors”) and the Company (for its Affiliates, and each of their past and present officers, directors, affiliates, shareholders, agents, and employees in their individual and corporate capacities) (collectively, the “Company’s Affiliates”), each hereby irrevocably releases and discharges the other party from any and all suits, causes of action, claims, demands, charges, complaints, obligations and/or actions of any sort whatsoever, whether in law or equity, direct or indirect, which the each party ever had, now has, or hereinafter can or may have against the other party, or, from the beginning of time to the date of this Release, arising under the Restricted Stock Purchase Agreement, the Promissory Note, the Stock Pledge Agreement and the Registration Rights Agreement.

(b) Applicable Law. This agreement shall be construed in accordance with the laws of the State of Delaware.

(c) No Promise or Inducement; Entire Agreement. The undersigned hereto further declare and represent that no promise, inducement or agreement not herein expressed has been made to the other party and that this release contains the entire agreement between all parties hereto with respect to the subject matter hereof and that the terms of the release included herein are contractual and not a mere recital.

IN WITNESS WHEREOF, the undersigned have caused their respective duly authorized representatives to execute this General Release as of the day and year first above written.

/s/ Daniel J. Malcolm
Daniel J. Malcolm

DAOU SYSTEMS INC.

By:	/s/ John A. Roberts
John A. Roberts, Acting Chief Financial Officer

EXHIBIT C

IRREVOCABLE STOCK POWER

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to             DAOU Systems, Inc.                 33-0284454

SOCIAL SECURITY OR TAXPAYER IDENTIFYING NO.)

        150,000         shares of the             Common             stock of         DAOU Systems, Inc. represented by Certificate(s) No(s) DS 1787 inclusive, standing in the name of the undersigned on the books of the said Corporation.

The undersigned does (do) hereby irrevocably constitute and appoint     John A. Roberts     attorney to transfer the said stock on the books of said Corporation, with full power of substitution in the premises.

Dated as of July 9, 2003

/s/ Daniel Malcolm
Daniel Malcolm

EXHIBIT D

CLOSING ACKNOWLEDGEMENT

AND CROSS RECEIPT

CLOSING ACKNOWLEDGEMENT AND CROSS RECEIPT

Pursuant to the Stock Purchase Agreement (the “Agreement”) dated as of July 9, 2003 between Daniel Malcolm, (the “Seller”) and DAOU Systems, Inc., a Delaware corporation (the “Purchaser”) (terms used herein and not defined shall have the meanings used in the Agreement):

1.	The Seller and the Purchaser hereby acknowledge, agree and confirm the calculation of the Purchase Price and Funds Flow set forth on the attached Schedule A;

2.	The Seller hereby acknowledges receipt from the Purchaser of the Purchase Price;

3.	The Purchaser hereby acknowledges receipt from the Seller of the Shares;

4.	The Purchaser hereby acknowledges payment in full of all the Seller’s obligations under the Promissory Note; and

5.	The Seller and the Purchaser hereby acknowledge that the Restricted Stock Agreement, the Promissory Note, the Stock Pledge Agreement and the Registration Rights Agreement are terminated and shall hereafter be of no force and effect.

SELLER:

By:	/s/ Daniel Malcolm
Daniel Malcolm

PURCHASER:

DAOU Systems, Inc.

By:	/s/ John A. Roberts
John A. Roberts, Acting Chief Financial Officer

Dated: July 9, 2003

SCHEDULE A

Calculation of Purchase Price

Total Number of Shares:         150,000

Group A:         54,167 shares at $0.52 per share = $ 28,166.84

Group B:         95,833 shares at $0.684 per share = $ 65,549.77

Group B price per share based on 10-day average, as follows:

Date	Closing Price	Date	Closing Price
7/8/03	$ .68	6/27/03	$ .70

7/7/03	$ .70	6/26/03	$ .66

7/2/03	$ .65	6/25/03	$ .69

7/1/03	$ .65	6/24/03	$ .70

6/30/03	$ .66	6/23/03	$ .75

Average =        $        .684

Total Purchase Price = $ 93,716.61

Funds Flow

Purchase Price Payable to Seller = $ 93,716.61

Less Principal and Interest Due on Promissory Note (through date of Closing) = $ 88,973.90

Amount due to Seller = $ 4,742.71

Interest Reimbursement per Employment Agreement:

Total Interest Obligations (through Closing) =	$10,973.90

Less Required Tax Withholding = (at 29.25%)	$3,212.05

Net Payment Due to Employee =	$7,761.85

(Shortfall)/Excess = $ 12,504.56

Shortfall paid by Seller to the Purchaser at Closing by electronic funds transfer.

Excess paid by the Purchaser to the Seller at Closing by electronic funds transfer.

EXHIBIT E

AFFIDAVIT

Not Applicable